Exhibit 23(a)





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 19, 1996 included in Liz Claiborne, Inc.'s Form 10-K for the year ended December 30, 1995 and to all references to our firm included in this Registration Statement.





                                                        /s/ Arthur Andersen LLP
                                                            Arthur Andersen LLP







New York, New York
August 5, 1996





























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